Long-term debt	12 Months Ended
Dec. 31, 2021
Borrowings [abstract]
Long-term debt [Text Block]

20. Long-term debt

The movements in the long-term debt are as follows:

	2021	2020
	$	$

Balance - January 1	400,429	349,042
Increase in revolving credit facility	50,000	71,660
Decrease in revolving credit facility	(50,000)	(19,205)
Mining equipment financings, net	3,764	-
Amortization of transaction costs	2,204	2,238
Accretion expense	4,308	4,972
Foreign exchange revaluation impact	(270)	(8,278)
Balance - December 31	410,435	400,429

The summary of the long-term debt is as follows:

	December 31,	December 31,
	2021	2020
	$	$

Convertible debentures(i),(ii)	300,000	350,000
Revolving credit facility(iii)	113,389	63,659
Mining equipment financings(vi)	3,764	-
Long-term debt	417,153	413,659
Unamortized debt issuance costs	(2,291)	(4,495)
Unamortized accretion on convertible debentures	(4,427)	(8,735)
Long-term debt, net of issuance costs	410,435	400,429
Current portion	294,891	49,867
Non-current portion	115,544	350,562
	410,435	400,429

(i) Convertible debenture (2016)

In February 2016, the Company issued a senior non-guaranteed convertible debenture of $50.0 million to Investissement Québec, which was repaid in full on February 12, 2021.

(ii) Convertible debentures (2017)

In November 2017, the Company closed a bought-deal offering of convertible senior unsecured debentures (the "Debentures") in an aggregate principal amount of $300.0 million (the "Offering"). The Offering was comprised of a public offering, by way of a short form prospectus, of $184.0 million aggregate principal amount of Debentures and a private placement offering of $116.0 million aggregate principal amount of Debentures.

The Debentures bear interest at a rate of 4.0% per annum, payable semi-annually on June 30 and December 31 of each year. The Debentures are convertible at the holder's option into common shares of the Company at a conversion price equal to $22.89 per common share. The Debentures will mature on December 31, 2022 and may be redeemed by Osisko, in certain circumstances. The Debentures are listed for trading on the TSX under the symbol "OR.DB".

(iii) Revolving credit facility

In July 2021, the Company amended its revolving credit facility (the "Facility") and increased the amount available by $150.0 million to $550.0 million, with an additional uncommitted accordion of up to $100.0 million (for a total availability of up to $650.0 million). The maturity date of the Facility was extended to July 30, 2025, which can be extended annually.

The annual extension of the Facility and the uncommitted accordion are subject to acceptance by the lenders. The Facility is to be used for general corporate purposes and investments in the mineral industry, including the acquisition of royalty, stream and other interests. The Facility is secured by the Company's assets from the royalty, stream and other interests segment (which exclude the assets held by Osisko Development and its subsidiaries).

The Facility is subject to standby fees. Funds drawn bear interest based on the base rate, prime rate, London Inter-Bank Offer Rate ("LIBOR") or a comparable or successor rate, plus an applicable margin depending on the Company's leverage ratio. In February 2021, the Company drew $50.0 million to repay the Investissement Québec convertible debenture. As at December 31, 2021, the Facility was drawn for a total of $113.4 million ($50.0 million and US$50.0 million ($63.4 million)) and the effective interest rate was 2.25%, including the applicable margin. The Facility includes covenants that require the Company to maintain certain financial ratios, including the Company's leverage ratios and meet certain non-financial requirements. As at December 31, 2021, all such ratios and requirements were met.

(iv) Mining equipment financings

In 2021, Osisko Development financed the acquisition of mining equipment with third parties. The loans are guaranteed by the mining equipment and are payable in monthly installments over a period of 24 to 48 months.